UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported)
February 20, 2009

Kronos Worldwide, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-31763	76-0294959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1700, Dallas, Texas		75240-2697
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code
(972) 233-1700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective February 20, 2009, the board of directors of the registrant elected Steven L. Watson as chief executive officer of the registrant.  Mr. Watson will also continue to serve as the registrant’s vice chairman of the board.  Mr. Harold C. Simmons, who previously held the position of the registrant’s chief executive officer, will continue to serve as the registrant’ chairman of the board.  All of the registrant’s officers serve at the pleasure of the registrant’s board of directors.

As already disclosed in the registrant’s filings with the U.S. Securities and Exchange Commission, Messrs. Simmons and Watson are employees of Contran Corporation, a privately held parent corporation of the registrant, and provide their services to the registrant under an intercorporate services agreement with the registrant.  For a description of the intercorporate services agreement, see “Certain Relationships and Transactions” in the registrant’s 2008 proxy statement filed as a Definitive Schedule 14A with the U.S. Securities and Exchange Commission on April 15, 2008, which description is incorporated herein by reference.  In addition, for a discussion of potential conflicts of interest of officers who serve more than one corporation, see “Certain Relationships and Transactions” in the proxy statement, which discussion is also incorporated herein by reference.

Steven L. Watson, age 58, has served as the registrant’s chief executive officer effective February 20, 2009, its vice chairman of the board since 2004 and on its board of directors since 2003.  Mr. Watson has been chief executive officer of Valhi, Inc., a publicly held parent corporation of the registrant, and president and a director of Valhi and Contran since prior to 2004.  He has also served as chief executive officer of Titanium Metals Corporation, a publicly held sister corporation of the registrant, since 2006 and its vice chairman of the board since 2005. Mr. Watson is also a director of CompX International Inc., a publicly held sister corporation of the registrant, Keystone Consolidated Industries, Inc., a publicly held sister corporation of the registrant, and NL Industries, Inc., a publicly held subsidiary of Valhi that holds approximately 36% of the registrant’s common stock.  Mr. Watson has served as an executive officer or director of various companies related to Valhi and Contran since 1980.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kronos Worldwide, Inc.
(Registrant)

By: /s/ A. Andrew R. Louis
Date: February 20, 2009	A. Andrew R. Louis, Secretary